ETF2 P3 03/22

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT DATED MARCH 3, 2022

TO THE PROSPECTUS DATED AUGUST 1, 2021

OF

FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

(a series of Franklin Templeton ETF Trust)

This supplement is intended to provide advance notice to shareholders regarding changes to the name, investment objective and principal investment strategies, including the adoption of an additional 80% policy, of the Franklin Liberty Federal Tax-Free Bond ETF, as approved by the Board of Trustees.

I.  The following is added as the first paragraph under “Fund Summaries – Franklin Federal Tax-Free Bond ETF” in the Prospectus:

On November 19, 2021, the Board of Trustees of the Trust approved changes to the Fund’s name and principal investment strategies, including the adoption of an additional 80% investment policy, to reflect the Fund’s focus on investing principally in municipal bonds that promote environmental sustainability. The Fund will maintain its current policy to invest at least 80% of its net assets in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, which is a fundamental policy that cannot be changed without the approval of shareholders. Effective on or about May 3, 2022, the Fund will be renamed the Franklin Liberty Municipal Green Bond ETF and under normal market conditions, the Fund will invest at least 80% of its net assets in municipal green bonds. Municipal “green bonds” are bonds that promote environmental sustainability. The proceeds of green bonds are typically used for one or more of the following purposes: renewable energy, energy efficiency, pollution prevention and control, environmentally sustainable management of living natural resources and land use, terrestrial and aquatic biodiversity conservation, clean transportation, sustainable water and wastewater management, climate change adaptation, eco-efficient and/or circular economy adapted products, production technologies and processes or green buildings that meet regional, national or internationally recognized standards or certifications. Management conducts proprietary internal analyses and due diligence on each bond to be purchased to determine whether it meets the “green bond” definition above. In addition, the Board approved changing the Fund’s investment goal. Therefore, effective on or about May 3, 2022, the Fund’s investment goal is to maximize income exempt from federal income taxes to the extent consistent with prudent investing and the preservation of shareholders’ capital.

II.  The following is added as the first paragraph under “Fund Details – Franklin Federal Tax-Free Bond ETF” in the Prospectus:

On November 19, 2021, the Board of Trustees of the Trust approved changes to the Fund’s name, and principal investment strategies, including the adoption of an additional 80% investment policy, to reflect the Fund’s focus on investing principally in municipal bonds that promote environmental sustainability. The Fund will maintain its current policy to invest at least 80% of its net assets in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, which is a fundamental policy that cannot be changed without the approval of shareholders. Effective on or about May 3, 2022, the Fund will be renamed the Franklin Liberty Municipal Green Bond ETF and under normal market conditions, the Fund will invest at least 80% of its net assets in municipal green bonds. Municipal “green bonds” are bonds that promote environmental sustainability. The proceeds of green bonds are typically used for one or more of the following purposes: renewable energy, energy efficiency, pollution prevention and control, environmentally sustainable management of living natural resources and land use, terrestrial and aquatic biodiversity conservation, clean transportation, sustainable water and wastewater management, climate change adaptation, eco-efficient and/or circular economy adapted products, production technologies and processes or green buildings that meet regional, national or internationally recognized standards or certifications. Management conducts proprietary internal analyses and due diligence on each bond to be purchased to determine whether it meets the “green bond” definition above. Shareholders will be given at least 60 days' advance notice of any change to the Fund's 80% policy. In addition, the Board approved changing the Fund’s investment goal. Therefore, effective on or about May 3, 2022, the Fund’s investment goal is to maximize income exempt from federal income taxes to the extent consistent with prudent investing and the preservation of shareholders’ capital. The Fund’s investment objective is non-fundamental, which means it may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days’ notice of any change to the Fund’s investment goal.

Please keep this supplement with your Prospectus for future reference.